Litigation, Claims and Assessments	3 Months Ended
Mar. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Litigation, Claims and Assessments

10.Litigation, Claims and Assessments

Three oppositions filed by Pixium Vision SA (“Pixium”) are pending in the European Patent Office, each challenging the validity of a European patent owned by us. The outcomes of the challenges are not certain, however, if successful, they may affect our ability to block competitors from utilizing our patented technology. We believe a successful challenge will not have a material effect on our ability to manufacture and sell our products, or otherwise have a material effect on our operations.

As described in the Company’s 10-K for the year ended December 31, 2020, the Company had entered into a Memorandum of Understanding (“MOU”) for a proposed business combination with Pixium. In response to a press release by Pixium dated March 24, 2021, and subsequent communications between us and Pixium, our Board of Directors determined that the business combination with Pixium was not in the best interest of our shareholders. On April 1, 2021, we gave notice to Pixium that we were terminating the MOU between the parties and seeking an amicable resolution of termination amounts that may be due, however no assurance can be given that an amicable resolution will be reached. We accrued $1,000,000 of liquidated damages as contemplated by the MOU in accounts payable as of March 31, 2021 and remitted that amount to Pixium in April 2021. Pixium indicated that it considered this termination wrongful, rejected the Company’s offers, but retained the $1,000,000 payment. On May 19, 2021, Pixium filed suit in the Paris Commercial Court, and currently claim damages of approximately €5.1 million or about $5.6 million. We believe we have fulfilled our obligations to Pixium with the liquidated damages payment of $1,000,000 and thus the Company does not believe any further loss accrual is necessary.

In November 2020, we and Pixium retained Oppenheimer & Co. Inc. as placement agent for a proposed private placement of securities in connection with the Business Combination. On April 1, 2021, we received an invoice from Oppenheimer for more than $1.86 million. This amount includes a requested commission of 6.5% on $27.9 million raised in the private placement. We believe that claims for payment presented by this invoice are without merit.

On or about July 19, 2021, Martin Sumichrast filed a complaint with the Superior Court of the State of California, County of Los Angeles-Central District, claiming that he is entitled to compensation for services, as well as exemplary and other damages in an amount to be determined at trial but not less than $2 million, which arise from his allegedly arranging and securing financing that the Company obtained in May 2020 via a registered underwritten public offering of common stock. The complaint was dismissed by the court on January 18, 2022. Mr. Sumichrast appealed the dismissal, however the appeal was subsequently abandoned on March 1, 2022.

We are party to litigation arising in the ordinary course of business. It is our opinion that the outcome of such matters will not have a material effect on our results of operations, however, the results of litigation and claims are inherently unpredictable. Regardless of the outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors